UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

April 19, 2024
____________________________________

Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________

Delaware
001-41058
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

505 Odyssey Way
Merritt Island
,
FL
32953
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number,

including area code: (
254
)
244-5739

Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 3.01.

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 19, 2024, Vaxxinity,

Inc. (the “Company” or “Vaxxinity”

)

delivered formal notice to The Nasdaq

Stock Market LLC of
its intention

to voluntarily

delist its

Class A

Common Stock,

par value

$0.0001 per

share (the

“Common Stock”),

from the

Nasdaq
Global Market ( “Nasdaq”) and deregister

the Common Stock under Section 12(b)

and Section 12(g) of Securities and

Exchange Act of
1934, as amended (the “Exchange Act”), and suspend its reporting obligations under Section 15(d) of the Exchange Act.

The

Company

intends

to

file

a

Notification

of

Removal

from

Listing

and/or

Registration

on

Form

25

with

the

Securities

and
Exchange Commission (the

“SEC”) on or

about April 29,

2024 to effect

the voluntary withdrawal

of the listing

of its securities

from
Nasdaq and the

deregistration of its

securities under Section

12(b) of the

Exchange Act. The

Company anticipates that

the delisting from
Nasdaq

and

deregistration

under

Section

12(b)

of

its

securities

will

become

effective

on

or

about

May

9,

2024.

Following

the
effectiveness of the Form 25, the Company

intends to file with the SEC

a Form 15 to deregister the

Company’s securities under Section
12(g) of the Exchange Act, thereby suspending its reporting obligations under the Exchange Act.
Item 8.01.

Other Events.
On April

19, 2024,

the Company

issued a

press release

announcing its

intention to

voluntarily delist

and deregister

its Common
Stock. The foregoing description of the press release

is qualified in its entirety by the full

text of the press release furnished as Exhibit
99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.

Financial Statements and Exhibits.
(d)

Exhibits.
Exhibit
No. Description
99.1
Press Release, dated April 19, 2024.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).
Forward-Looking Statements
The information contained herein includes forward-looking

statements, as defined in the

Private Securities Litigation Reform Act
of 1995. The use

of certain words, including

“believe,” “may,”

“continue,” “intend,” “will,” “anticipate,”

and similar expressions, are
intended to identify

forward-looking statements. Forward-looking

statements include statements,

other than statements

of historical fact,
regarding,

among

other

things,

statements regarding

the

Company’s

plans

and

its

ability

to

successfully delist

from

Nasdaq

and

to
deregister the Common Stock. These forward-looking statements involve substantial risks and uncertainties.

Various

important factors
could cause actual results or events

to differ materially from those that

may be expressed or implied by

our forward-looking statements,
including, but not limited

to, the timing of

the effectiveness of the

Company’s delisting and

ability and timing of

deregistration of the
Common Stock, the Company’s ability to continue as

a going concern and those other

factors described in the “Risk

Factors” section of
Vaxxinity’s

Annual

Report

on

Form

10-K

for

the

year

ended

December

31,

2023,

filed

with

the

U.S.

Securities

and

Exchange
Commission

on

March

27,

2024.

The

forward-looking

statements

are

made

as

of

this

date

and

Vaxxinity

does

not

undertake

any
obligation

to

update

any

forward-looking

statements, whether

as

a

result of

new

information, future

events

or

otherwise,

except as
required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 19, 2024
VAXXINITY,

INC.
By: /s/ Mei Mei Hu
Name:

Mei Mei Hu
Title:

Chief Executive Officer